                                          The right choice for the long term/SM/
[LOGO] American Funds (r)

New World Fund/SM/

Meeting of shareholders -- March 9, 2005

Important notice

A meeting of shareholders of New World Fund, Inc. will take place on March 9, 2005.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

Please don't hesitate. Vote your shares today. Your prompt response will help reduce proxy costs -- which are paid for by the Fund -- and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

Important voting information inside.

New World Fund

Notice of meeting of shareholders
March 9, 2005

TO THE SHAREHOLDERS OF NEW WORLD FUND:

A meeting of shareholders of New World Fund, Inc. (the "Fund") will be held at the offices of The Capital Group Companies, Inc., Washington Harbour, 3000 K Street, N.W., Suite 230, Washington, D.C., on Wednesday, March 9, 2005 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. To elect a Board of Directors.

2. To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2005.

The Board of Directors has fixed the close of business on December 21, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF
A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, please mark, sign, date and return the enclosed proxy card or cast your vote by telephone or the Internet. You may revoke it at any time before its use. If you owned shares in more than one class of the Fund as of the record date of December 21, 2004, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

By order of the Board of Directors,

Vincent P. Corti
Secretary

January 12, 2005


IMPORTANT
You can help the Fund avoid the expense of follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card(s). The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

New World Fund
333 South Hope Street, Los Angeles, California 90071

Proxy Statement
Meeting of shareholders
March 9, 2005

The enclosed proxy is solicited by the Board of Directors of the Fund in connection with the meeting of shareholders to be held at the offices of The Capital Group Companies, Inc., Washington Harbour, 3000 K Street, N.W., Suite 230, Washington, D.C., on Wednesday, March 9, 2005, at 10:00 a.m., local time.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote via telephone or the Internet in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated directors and the other proposal. Your vote can be revoked at any time before its exercise, either by filing with the Fund a written notification of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the meeting and voting in person. All shares that are voted and votes to "abstain" are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, as will broker "non-votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares). However, broker non-votes are not counted as part of the vote necessary to approve the proposals. This Proxy Statement and proxy card was first mailed to shareholders on or about January 12, 2005.

The Fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the Fund's prospectus for more information). Shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting. At the close of business on December 21, 2004, the record date fixed by the Board of Directors for determination of shareholders entitled to notice of and to vote at the meeting, the outstanding share balances for the various classes of shares were as follows:

               CLASS SHARES OUTSTANDING CLASS SHARES OUTSTANDING
               -------------------------------------------------
               A         79,645,956     529-E        62,671
               -------------------------------------------------
               B          3,249,121     529-F        84,260
               -------------------------------------------------
               C          3,777,405     R-1          60,895
               -------------------------------------------------
               F          6,142,623     R-2         661,654
               -------------------------------------------------
               529-A      1,159,028     R-3         626,613
               -------------------------------------------------
               529-B        204,928     R-4         143,750
               -------------------------------------------------
               529-C        304,770     R-5       3,220,773



                               New World Fund 1

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the Fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to Fund shares.

Attached as Appendix A is a table that identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of its shares as of December 1, 2004.

With respect to the election of directors (Proposal 1), the 13 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy. If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Thirteen directors are to be elected at the meeting of shareholders, each to hold office until a successor is elected and qualified. Because meetings of shareholders are not held each year, the directors' terms will be indefinite in length. All of the nominees for director except Vanessa C.L. Chang, Jae H. Hyun, Alessandro Ovi and Rozanne L. Ridgway, have served as directors since the Fund's inception in 1999. Mr. Ovi was elected by the Board of Directors in 2001. Ms. Chang, Mr. Hyun and Ms. Ridgway were nominated for election by the Board's Nominating Committee, which is comprised solely of non-management directors. Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.


                               2   New World Fund

                              BOARD OF DIRECTORS

                            Year first                                                      Number of portfolios
                   Position  elected a                                                        within the Fund
                     with   Director of               Principal occupation(s)               complex/(1)/ overseen
Name and age       the Fund  the Fund                 during past five years                    by Director
------------------------------------------------------------------------------------------------------------------
"Non-interested"
Directors
Elisabeth Allison  Director    1999     Senior Partner, ANZI, Ltd. (transactional firm               3
58                                      specializing in joint ventures and strategic
                                        alliances); Business Negotiator, Harvard Medical
                                        School; former Senior Vice President, McGraw Hill
                                        Companies (printing and publishing)
------------------------------------------------------------------------------------------------------------------
Vanessa C.L. Chang Nominee      --      President and CEO, ResolveItNow.com (insurance               2
52                                      related Internet company); former Senior Vice
                                        President, Secured Capital Corporation; former
                                        Partner, KPMG Peat Marwick LLP
------------------------------------------------------------------------------------------------------------------
Robert A. Fox      Director    1999     Managing General Partner, Fox Investments LP;                7
67                                      former Professor, University of California; retired
                                        President and CEO, Foster Farms (poultry
                                        producer)
------------------------------------------------------------------------------------------------------------------
Jae H. Hyun        Nominee      --      Chairman of the Board, Tong Yang Group (financial            2
55                                      services)


------------------------------------------------------------------------------------------------------------------
Koichi Itoh        Director    1999     Executive Chairman of the Board, Itoh Building Co.,          3
64                                      Ltd.; former President, Autosplice KK; former
                                        Managing Partner, VENCA Management (venture
                                        capital)
------------------------------------------------------------------------------------------------------------------
William H. Kling   Director    1999     President, American Public Media Group                       6
62
------------------------------------------------------------------------------------------------------------------
John G. McDonald   Director    1999     The Stanford Investors Professor, Graduate School            8
67                                      of Business, Stanford University




              Principal occupation(s)                 Other directorships/(2)/
              during past five years                     held by Director
--------------------------------------------------------------------------------


Senior Partner, ANZI, Ltd. (transactional firm      Color Kinetics, Inc.
specializing in joint ventures and strategic
alliances); Business Negotiator, Harvard Medical
School; former Senior Vice President, McGraw Hill
Companies (printing and publishing)
--------------------------------------------------------------------------------
President and CEO, ResolveItNow.com (insurance      None
related Internet company); former Senior Vice
President, Secured Capital Corporation; former
Partner, KPMG Peat Marwick LLP
--------------------------------------------------------------------------------
Managing General Partner, Fox Investments LP;       Crompton Corporation
former Professor, University of California; retired
President and CEO, Foster Farms (poultry
producer)
--------------------------------------------------------------------------------
Chairman of the Board, Tong Yang Group (financial   Tong Yang Investment Bank
services)                                           Tong Yang Magic Inc.
                                                    Tong Yang Major Corp.
                                                    Tong Yang Systems Corp.
--------------------------------------------------------------------------------
Executive Chairman of the Board, Itoh Building Co., None
Ltd.; former President, Autosplice KK; former
Managing Partner, VENCA Management (venture
capital)
--------------------------------------------------------------------------------
President, American Public Media Group              Irwin Financial Corporation
                                  St. Paul Travelers Companies
--------------------------------------------------------------------------------
The Stanford Investors Professor, Graduate School   iStar Financial, Inc.
of Business, Stanford University                    Plum Creek Timber Co.
                                                    Scholastic Corp.
                                                    Varian, Inc.


                               New World Fund 3

                              BOARD OF DIRECTORS

                                 Year first                                                       Number of portfolios
                     Position     elected a                                                         within the Fund
                       with      Director of               Principal occupation(s)                complex/(1)/ overseen
Name and age         the Fund     the Fund                 during past five years                     by Director
------------------------------------------------------------------------------------------------------------------------
William I. Miller    Director       1999     Chairman of the Board, Irwin Financial Corporation            3
48
------------------------------------------------------------------------------------------------------------------------
Alessandro Ovi       Director       2001     Special Advisor to the President of the European              3
61                                           Commission; former CEO, Tecnitel

------------------------------------------------------------------------------------------------------------------------
Kirk P. Pendleton    Director       1999     Chairman of the Board and CEO, Cairnwood,                     6
65                                           Inc.(venture capital investment)
------------------------------------------------------------------------------------------------------------------------
Rozanne L. Ridgway    Nominee        --      Director of companies; Chair (non-executive),                 2
69                                           Baltic-American Enterprises Fund; former Co-Chair,
                                             Atlantic Council of the United States


------------------------------------------------------------------------------------------------------------------------
"Interested"
Directors/(3)/
Gina H. Despres     Chairman of     1999     Senior Vice President, Capital Research and                   4
63                   the Board               Management Company; Vice President, Capital
                                             Strategy Research, Inc./(4)/
------------------------------------------------------------------------------------------------------------------------
Robert W. Lovelace President and    1999     Senior Vice President, Capital Research and                   1
42                   Director                Management Company; Chairman of the Board,
                                             Capital Research Company/(4)/; Director, The Capital
                                             Group Companies, Inc./(4)/


              Principal occupation(s)                Other directorships/(2)/
              during past five years                    held by Director
-----------------------------------------------------------------------------
Chairman of the Board, Irwin Financial Corporation   Cummins, Inc.
                                   Tennant Company
-----------------------------------------------------------------------------
Special Advisor to the President of the European     Assicurazioni Generali
Commission; former CEO, Tecnitel                     Telecom Italia Media
                                                     ST Microelectronics
-----------------------------------------------------------------------------
Chairman of the Board and CEO, Cairnwood,            None
Inc.(venture capital investment)
-----------------------------------------------------------------------------
Director of companies; Chair (non-executive),        3M Corporation
Baltic-American Enterprises Fund; former Co-Chair,   Boeing
Atlantic Council of the United States                Emerson Electric
                                                     Manpower, Inc.
                                                     Sara Lee Corporation
-----------------------------------------------------------------------------


Senior Vice President, Capital Research and          None
Management Company; Vice President, Capital
Strategy Research, Inc./(4)/
-----------------------------------------------------------------------------
Senior Vice President, Capital Research and          None
Management Company; Chairman of the Board,
Capital Research Company/(4)/; Director, The Capital
Group Companies, Inc./(4)/


/(1)/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
/(2)/This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/(3)/"Interested persons," within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of their affiliation with the Fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).
/(4)/Company affiliated with Capital Research and Management Company.


                               4   New World Fund

DIRECTOR COMPENSATION

No compensation is paid by the Fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. Effective July 1, 2004, the Fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $10,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the Fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the Fund and the other fund whose Board meets jointly with the Fund's Board of Directors.

                        COMPENSATION AND FUND OWNERSHIP

                                                                   Total compensation (including
                                 Aggregate compensation       voluntarily deferred compensation/(1)/)
                             (including voluntarily deferred     from all funds managed by Capital      Dollar range/(3)/
                             compensation/(1)/) from the Fund     Research and Management Company        of Fund shares
                                during fiscal year ended      or its affiliates/(2)/ during fiscal year   owned as of
Name                                October 31, 2004                  ended October 31, 2004            October 31, 2004
--------------------------------------------------------------------------------------------------------------------------
"Non-interested"
Directors
Elisabeth Allison                        $19,167                              $90,749                    Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Vanessa C.L. Chang (nominee)                   0/(4)/                          64,750                   $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Robert A. Fox                             18,713/(5)/                         221,249/(5)/               Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Jae H. Hyun (nominee)                          0/(4)/                          57,750                         None
--------------------------------------------------------------------------------------------------------------------------
Koichi Itoh                               20,167/(5)/                          89,249/(5)/              $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------------
William H. Kling                          17,800/(5)/                         146,749/(5)/               Over $100,000
--------------------------------------------------------------------------------------------------------------------------
John G. McDonald                          15,625/(5)/                         292,249/(5)/               Over $100,000
--------------------------------------------------------------------------------------------------------------------------
William I. Miller                         15,000/(5)/                          78,249/(5)/               Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Alessandro Ovi                            19,220/(5)/                          58,581/(5)/              $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Kirk P. Pendleton                         20,100/(5)/                         185,249/(5)/              $50,001-$100,000
--------------------------------------------------------------------------------------------------------------------------
Rozanne L. Ridgway (nominee)                   0/(4)/                          63,250                         None
--------------------------------------------------------------------------------------------------------------------------

                             Aggregate dollar range/(3)/
                               of shares owned in all
                               funds in the American
                               Funds family overseen
                                 by Director as of
Name                              October 31, 2004
--------------------------------------------------------
"Non-interested"
Directors
Elisabeth Allison                  Over $100,000
--------------------------------------------------------
Vanessa C.L. Chang (nominee)       Over $100,000
--------------------------------------------------------
Robert A. Fox                      Over $100,000
--------------------------------------------------------
Jae H. Hyun (nominee)             $50,001-$100,000
--------------------------------------------------------
Koichi Itoh                        Over $100,000
--------------------------------------------------------
William H. Kling                   Over $100,000
--------------------------------------------------------
John G. McDonald                   Over $100,000
--------------------------------------------------------
William I. Miller                  Over $100,000
--------------------------------------------------------
Alessandro Ovi                    $50,001-$100,000
--------------------------------------------------------
Kirk P. Pendleton                  Over $100,000
--------------------------------------------------------
Rozanne L. Ridgway (nominee)       Over $100,000
--------------------------------------------------------


                               New World Fund 5

                        COMPENSATION AND FUND OWNERSHIP

                                                                  Total compensation (including
                                Aggregate compensation       voluntarily deferred compensation/(1)/)
                            (including voluntarily deferred     from all funds managed by Capital      Dollar range/(3)/
                            compensation/(1)/) from the Fund     Research and Management Company        of Fund shares
                               during fiscal year ended      or its affiliates/(2)/ during fiscal year   owned as of
Name                               October 31, 2004                  ended October 31, 2004            October 31, 2004
-------------------------------------------------------------------------------------------------------------------------
"Interested" Directors/(6)/
Gina H. Despres                          None/(7)/                            None/(7)/                 Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Robert W. Lovelace                       None/(7)/                            None/(7)/                 Over $100,000

                            Aggregate dollar range/(3)/
                              of shares owned in all
                              funds in the American
                              Funds family overseen
                                by Director as of
Name                             October 31, 2004
-------------------------------------------------------
"Interested" Directors/(6)/
Gina H. Despres                   Over $100,000
-------------------------------------------------------
Robert W. Lovelace                Over $100,000

/(1)/Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the Fund in 1999. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds family as designated by the Directors.
/(2)/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
/(3)/Ownership disclosure is made using the following ranges: None; $1 -
     $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/(4)/Vanessa C.L. Chang, Jae H. Hyun and Rozanne L. Ridgway have been nominated for election as directors, therefore, they did not receive any compensation from the Fund during the fiscal year ended October 31, 2004.
/(5)/Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Robert A. Fox ($116,609), Koichi Itoh ($124,206), William H. Kling ($72,218), John
     G. McDonald ($97,537), William I. Miller ($77,584), Alessandro Ovi ($5,776) and Kirk P. Pendleton ($126,376). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the Directors.
/(6)/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).
/(7)/No compensation is paid by the Fund to any Director who is affiliated with the investment adviser.


                               6   New World Fund

The Fund has an Audit Committee comprised of Elisabeth Allison, Robert A. Fox, Koichi Itoh and Kirk P. Pendleton, none of whom is an "interested person" of the Fund within the meaning of the 1940 Act. The function of the Audit Committee is oversight of the Fund's (1) accounting and financial reporting policies and practices, (2) internal controls over financial reporting and (3) financial statements. The Audit Committee acts as a liaison between the Fund's independent registered public accounting firm (who report directly to the Audit Committee) and the full Board of Directors. Three Audit Committee meetings were held during the fiscal year ended October 31, 2004.

The Fund has a Nominating Committee comprised of Koichi Itoh, William H. Kling, Alessandro Ovi and Kirk P. Pendleton, none of whom is an "interested person" of the Fund within the meaning of the 1940 Act. The Nominating Committee has adopted a charter setting forth its primary duties. Although the charter is not available on the fund's website, it has been attached as Appendix B. The Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Nominating Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Nominating Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, addressed to the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee (see also "Shareholder Proposals"). Although there are no specific, minimum qualifications that the Nominating Committee has established for independent director candidates, in evaluating candidates the Nominating Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Nominating Committee will seek to enhance the diversity of Board membership. The Nominating Committee will also consider Board member succession issues. Two Nominating Committee meetings were held during the fiscal year ended October 31, 2004.

The Fund has a Governance and Contracts Committee comprised of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Governance and Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the Fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. The Governance and Contracts Committee periodically considers the responsibilities of Board committees, the

                               New World Fund 7

continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and makes recommendations to the full Board of Directors with respect to such matters. The Governance and Contracts Committee may also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas and materials and presentations. The Governance and Contracts Committee did not hold a meeting during the fiscal year ended October 31, 2004, but did hold a meeting on December 1, 2004 to evaluate the terms of certain agreements.

During the 2004 fiscal year, the Board held a total of four meetings. Each incumbent director attended all of the meetings during this period. Each incumbent director also attended all of the meetings of the committees of the Board on which he/she served during that time.


                               8   New World Fund

                                OTHER OFFICERS

                                   Principal occupation(s)
                                  during past five years and
Name                            positions held with affiliated          Year first elected
(position with Fund)              entities or the Principal               an officer of
and age                            Underwriter of the Fund                 the Fund/1/
------------------------------------------------------------------------------------------
Mark E. Denning         Director, Capital Research and                         1999
(Senior Vice President) Management Company; Director, The
47                      Capital Group Companies, Inc./(2)/; Senior
                        Vice President, Capital Research
                        Company/(2)/
------------------------------------------------------------------------------------------
David C. Barclay        Senior Vice President, Capital Research                1999
(Vice President)        and Management Company; Director, The
48                      Capital Group Companies, Inc./(2)/
------------------------------------------------------------------------------------------
Michael J. Downer       Vice President and Secretary, Capital                  2003
(Vice President)        Research and Management Company;
49                      Director and Secretary, American Funds
                        Distributors, Inc./(2)/; Director, Capital Bank
                        and Trust Company/(2)/
------------------------------------------------------------------------------------------
Alwyn Heong             Senior Vice President, Capital Research                1999
(Vice President)        Company/(2)/
44
------------------------------------------------------------------------------------------
Joseph R. Higdon        Senior Vice President, Capital Research                1999
(Vice President)        Company/(2)/; Senior Vice President and
63                      Director, Capital Strategy Research,
                        Inc./(2)/
------------------------------------------------------------------------------------------
Carl M. Kawaja          Senior Vice President, Capital Research                1999
(Vice President)        Company/(2)/; Director, Capital
40                      International, Inc./(2)/
------------------------------------------------------------------------------------------
Vincent P. Corti        Vice President - Fund                                  1999
(Secretary)             Business Management
48                      Group, Capital Research and
                        Management Company
------------------------------------------------------------------------------------------
R. Marcia Gould         Vice President - Fund Business                         1999
(Treasurer)             Management Group, Capital Research
50                      and Management Company
------------------------------------------------------------------------------------------
Dayna G. Yamabe         Vice President - Fund Business                         1999
(Assistant Treasurer)   Management Group, Capital Research
37                      and Management Company

/(1)/Officers of the Fund serve until their resignation, removal or retirement. /(2)/Company affiliated with Capital Research and Management Company.


                               New World Fund 9

No officer, director or employee of the investment adviser receives any remuneration from the Fund. All of the officers listed, with the exception of Joseph R. Higdon, are officers of one or more of the other funds for which Capital Research and Management Company serves as investment adviser. All directors and officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on December 1, 2004.

The address for all Directors and officers of the Fund is 333 South Hope Street, 55/th/ Floor, Los Angeles, California, 90071, Attention: Fund Secretary. Shareholders desiring to communicate with one or more of the Fund's Directors should send their correspondence to this address.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2005

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of Deloitte & Touche LLP ("D&T") to act as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2005. D&T has served as the Fund's independent registered public accounting firm since the Fund's inception. No representative of D&T is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Directors of the Fund has discussed with D&T representatives the independence of D&T from the Fund and its management, including the matters disclosed in the letter from D&T required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees billed to the Fund, the investment adviser and affiliates of the investment adviser providing services to the Fund, during each of the Fund's last two fiscal years, as follows:

BILLED TO THE FUND:                                                      2003    2004
Audit Fees                                                              $53,000 $56,000
Audit-Related Fees
 (audit-related fees consist of assurance and related services to the
 Fund's investment adviser)                                               4,000   4,000
Tax Fees
 (tax fees consist of professional services relating to the preparation of the Fund's tax returns including returns relating to the Fund's
 investments in a non-U.S. jurisdiction)                                  6,000   8,000
All Other Fees                                                             none    none


                               10  New World Fund


BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:                      2003     2004
-----------------------------------------------------------------------------------------
 (includes only fees for non-audit services billed to the investment adviser and its affiliates that provide ongoing services to the Funds for engagements that relate directly to the operations and financial reporting of the Fund and that were subject to the pre-approval policies described below)
Audit-Related Fees                                                      $365,000 $323,000
Tax Fees                                                                   1,000   62,000
All Other Fees                                                             8,000  581,000

PRE-APPROVAL POLICIES: The Fund's Audit Committee will pre-approve all audit and permissible non-audit services that the Audit Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Audit Committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Audit Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund's accountants, including fees for all services billed to the investment adviser and affiliates were $384,000 for fiscal year 2003 and $978,000 for fiscal year 2004. The non-audit services represented by these amounts were for assistance with the development of compliance policies and procedures under the 1940 Act and Investment Advisers Act of 1940, and tax and attestation services for entities other than the Fund. This information was brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountants' independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds within the American Funds complex that D&T serves. Billings for these services during the fiscal year ended October 31, 2004 totaled $1,649,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.


OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such


                               New World Fund 11
matters in accordance with their best judgment in the interests of the Fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR
SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK,
SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.


One copy of this proxy statement may be delivered to multiple shareholders who share a single address. IF YOU WOULD LIKE TO OBTAIN AN ADDITIONAL COPY OF THIS PROXY STATEMENT OR A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT, FREE OF CHARGE, WRITE TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CA 90071, OR BY CALLING 800/421-0180. These requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Directors,

Vincent P. Corti
Secretary

January 12, 2005


                               12  New World Fund

APPENDIX A

                                5% SHAREHOLDERS
                           (AS OF DECEMBER 1, 2004)


                                                                      AS %
                                                          SHARES    OF SHARES
 NAME AND ADDRESS                                  CLASS   HELD    OUTSTANDING
 -----------------------------------------------------------------------------
 Edward D. Jones & Co.                               A   9,064,123   11.86%
 201 Progress Parkway                                B     191,471     6.10
 Maryland Heights, MO 63043-3009
 -----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      C     327,758     9.31
 333 West 34th Street
 New York, NY 10001-2402
 -----------------------------------------------------------------------------
 MLPF&S For the Sole Benefit of its Customers        C     301,861     8.58
 4800 Deer Lake Drive
 East Jacksonville, FL 32246-6484
 -----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           F     339,572     5.82
 101 Montgomery Street
 San Francisco, CA 94104-4122
 -----------------------------------------------------------------------------
 Precision Mechanical Inc.                          R-1      9,684    16.80
 FBO Timothy Piotrowski
 9915 Pacific Avenue
 Franklin Park, IL 60131-1920
 -----------------------------------------------------------------------------
 Precision Mechanical Inc.                          R-1      5,811    10.08
 FBO David Frawley
 9915 Pacific Avenue
 Franklin Park, IL 60131-1920
 -----------------------------------------------------------------------------
 Gravbrot Family Dental Clinic                      R-1      4,751     8.24
 10831 Summitview Road
 Yakima, WA 98908-8703
 -----------------------------------------------------------------------------
 Curiale, Dellaverson, Hirschfeld, Kraemer & Sloan  R-1      3,175     5.51
 111 Sutter Street
 San Francisco, CA 94104-4545
 -----------------------------------------------------------------------------
 JP Morgan Chase TTEE                               R-4     40,384    29.57
 The NPD Group Inc.
 P.O. Box 419692
 Kansas City, MO 64141-6692
 -----------------------------------------------------------------------------
 CB&T Trustee for Gouldston Technologies, Inc.      R-4     12,619     9.24
 C/o Fascorp Inv/Mutual Fund Trading
 8515 East Orchard Road
 Englewood, CA 80111-5002
 -----------------------------------------------------------------------------
 Community Bank NA                                  R-4      9,088     6.65
 Cust. Theisen Brock
 6 Rhoads Drive
 Utica, NY 13502-6317
 -----------------------------------------------------------------------------
 Urology Consultants, Ltd.                          R-4      7,975     5.84
 456 North New Ballas Road
 St. Louis, MO 63141-6846

                                                                     AS %
                                                          SHARES    OF SHARES
 NAME AND ADDRESS                                  CLASS   HELD    OUTSTANDING
 -----------------------------------------------------------------------------
 Capital Group Master Retirement Plan               R-5  1,231,952    39.58
 C/o Capital Guardian Trust Company
 333 South Hope Street
 Los Angeles, CA 90071
 -----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.  R-5    472,942    15.20
 100 Magellan Way KWIC
 Covington, KY 41015-1999
 -----------------------------------------------------------------------------
 Capital Guardian Trust Company                     R-5    232,611     7.47
 PIM 2415-00
 120 South State College Boulevard
 Brea, CA 92821-5805
 -----------------------------------------------------------------------------
 The Northern Trust TTEE                            R-5    221,063     7.10
 UBS Financial Services Inc.
 P.O. Box 92994
 Chicago, IL 60675-2994
 -----------------------------------------------------------------------------
 Capital Group 401(K) Plan                          R-5    160,582     5.16
 C/o Capital Guardian Trust Company
 333 South Hope Street
 Los Angeles, CA 90071

APPENDIX B

                             NEW WORLD FUND, INC.
                                 (the "fund")

                         NOMINATING COMMITTEE CHARTER

I.  COMMITTEE ORGANIZATION

The Nominating Committee (the "COMMITTEE"), a committee established by the Board of Directors (the "BOARD"), will be comprised solely of members of the Board who are not considered "interested persons" of the fund under the Investment Company Act of 1940 (the "ACT"), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the fund, or be a former officer or director of Capital Research and Management Company ("CRMC") or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent directors. The fund's Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CRMC or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

II.  DUTIES AND RESPONSIBILITIES

The Committee will:

  (a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

  (b) Identify and screen independent director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. If the fund has an Advisory Board, the Committee will perform a similar function in relation to the Advisory Board./1/ The Committee will, in identifying and screening candidates, adhere to the policies and objectives it has previously formulated concerning independent director skills and characteristics.

  (c) Review independent director (and, if applicable, Advisory Board member) compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board./2 /

  (d) Review materials, including information drawn from independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

  (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations./3/

III.  AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee.

--------
/1/Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CRMC suggests, and may involve CRMC representatives in screening candidates. However, the decision to approve candidates for submission to the Board (or Advisory Board, if applicable) will be made exclusively by the Committee.
/2/Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.
/3/Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual directors, and their roles on the boards and board committees of other funds managed by CRMC. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

IV.  POLICIES AND PROCEDURES

The Committee's policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

  (a) Provide oversight regarding the orientation of new independent directors./4/ The Committee Chair will designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

  (b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board, its committees (and, if applicable, the fund's Advisory Board) reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider, as appropriate, Board member attendance.

  (c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.



--------
/4 /It is expected that orientation materials will be provided to each new director and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund directors and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CRMC and/or independent legal counsel, as appropriate. New independent directors are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

                                        The right choice for the long term/(SM)/
[LOGO] American Funds

--------------------------------------------------------------------------------
The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

[LOGO] Recycled

[logo - American Funds (r)]

                                 NEW WORLD FUND
                                   PROXY CARD

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MEETING OF SHAREHOLDERS TO BE HELD MARCH 9, 2005


The undersigned hereby appoints Vincent P. Corti, Gina H. Despres and Robert W. Lovelace, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of The Capital Group Companies, Inc., Washington Harbour, 3000 K Street, N.W., Suite 230, Washington, DC, on Wednesday, March 9, 2005 at 10:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.

                                      VOTE VIA THE INTERNET:
                                      https://vote.proxy-direct.com
                                      VOTE VIA THE TELEPHONE:  1-866-241-6192





CAPITAL BANK AND TRUST COMPANY AS TRUSTEE
Thomas J. Hamblin
AUTHORIZED OFFICER

[logo - American Funds (r)]



                                 NEW WORLD FUND
                                   PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MEETING OF SHAREHOLDERS TO BE HELD MARCH 9, 2005


The undersigned hereby appoints Vincent P. Corti, Gina H. Despres and Robert W. Lovelace, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of The Capital Group Companies, Inc., Washington Harbour, 3000 K Street, N.W., Suite 230, Washington, DC, on Wednesday, March 9, 2005 at 10:00 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
                                         VOTE VIA THE INTERNET:
                                         https://vote.proxy-direct.com
                                         VOTE VIA THE TELEPHONE:  1-866-241-6192

                                 NEW WORLD FUND

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.       Election of Directors:


                                                                                   FOR               WITHHOLD            FOR ALL
                                                                                   ALL               ALL                 EXCEPT
01       Elisabeth Allison                  08   Robert W. Lovelace
02       Vanessa C.L. Chang                 09   John G. McDonald
03       Gina H. Despres                    10   William I. Miller
04       Robert A. Fox                      11   Alessandro Ovi
05       Jae H. Hyun                        12   Kirk P. Pendleton
06       Koichi Itoh                        13   Rozanne L. Ridgway
07       William H. Kling

     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.



2. Ratification of Deloitte & Touche LLP as independent registered public           FOR               AGAINST            ABSTAIN
accounting firm.

In their discretion, upon other matters as may properly come before the meeting.




                                   IMPORTANT

       SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                                                                       NWF_14789